UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

Civista Bancshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-36192	34-1558688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street
Sandusky, Ohio		44870
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (419) 625 - 4121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	CIVB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2025, the Board of Directors (the “Board”) of Civista Bancshares, Inc. (the “Company”) adopted and approved amendments to the Company’s Amended and Restated Code of Regulations as permitted by Section 11.01 thereof (as so amended, the “Second Amended Regulations”). The amendments include revisions to reflect developments in the Ohio General Corporation Law (the “OGCL”), as well as other technical, clarifying and modernizing revisions. The following is a summary of the amendments:

•
Section 2.01 has been amended to clarify that the Board has the authority to fix an alternate date for the annual meeting of shareholders;
•
Section 4.04 has been amended to replace a legacy provision to reflect the customary authority of boards of directors of Ohio corporations and other public companies to determine the compensation payable to directors for services rendered and expenses incurred;
•
Section 6.01 has been amended to memorialize the Board’s existing practice of requiring the election of a Lead Independent Director, in lieu of a Vice Chairperson of the Board, whenever the Chairperson of the Board does not qualify as “independent” under applicable exchange rules;
•
Section 8.01 has been amended to update the provisions governing the indemnification of directors and officers to conform to current standards and requirements under the OGCL and to incorporate a customary advancement of expenses provision that reflects the current standards and conditions under the OGCL;
•
Section 9.01 has been amended to eliminate the requirement to issue physical stock certificates to represent shares of the Company and, instead, to allow for the shares of the Company to be represented solely in uncertificated (book-entry) form; and
•
Other updates and clarifying, conforming and modernizing changes have been made to various provisions, including updates and changes to reflect the use of telephonic, video and other communication equipment in connection with meetings of shareholders and directors, the adoption of gender-neutral terminology and current officer titles.

The foregoing summary of the amendments to the Company’s Amended and Restated Code of Regulations does not purport to be a complete summary and is qualified in its entirety by reference to the full text of the Second Amended Regulations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1 Second Amended and Restated Code of Regulations of Civista Bancshares, Inc., dated July 22, 2025

104 Cover Page Interactive File-the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civista Bancshares, Inc.

Date:	July 28, 2025	By:	/s/ Ian Whinnem
Ian Whinnem, Executive Vice President and Chief Financial Officer